
QHSLAB
Health Questionnaire
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QHSLAB

Empowering Healthcare Through Digital Medicine Innovation

Revolutionizing Primary Care: New Vision. New Opportunities.

QHSLab.com **Stock Symbol: USAQ**

Corporate Presentation – December 2025

QHSLAB

Forward-Looking Statements & Disclaimers

This presentation contains "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations, or intentions regarding the future. These forward-looking statements generally can be identified by phrases such as QHSLab, Inc.. ("USAQ") or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates," or other words or phrases of similar importance.

Such forward-looking statements include, among other things, the development, costs, and anticipated results of new business opportunities. Actual results could differ from those projected in these forward-looking statements made as of this presentation date, and we assume no obligation to update any forward-looking statements. Our actual results may differ materially from those stated or implied in such forward-looking statements due to risks and uncertainties associated with our business, including the risk factors disclosed in our public filings. Although we believe that any beliefs, plans, expectations, and intentions in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations, or intentions will prove accurate. Investors should review all of the information set forth herein and in our filings with the Securities and Exchange Commission and understand the risk factors and the inherent uncertainties associated with new business opportunities and development stages. Any use of this information for any purpose other than in connection with the consideration of an investment in QHSLab, Inc.. may subject the user to criminal and civil liability.

This presentation does not constitute an offer to sell any securities or the solicitation of an offer to buy any securities.

QHSLAB

Key Takeaways for Investment

Revenue Producing: QHSLab's business model generates recurring revenue for the company itself and its medical practitioner clients. This revenue comes from a large and continuously expanding addressable end market.

Positioned for Growth: We are favorably aligned with industry growth drivers, including the heightened need and acceptance of digital medicine and virtual care, particularly the current population mental health crisis.

Target Customer Base: We have an active pipeline of organic growth opportunities, including expanding product portfolio and distribution channels and significant long-term potential to leverage QHSLab's cost structure.

Strong Leadership: We are led by a highly energized and experienced management and medical advisory team with a substantial runway of opportunity for shareholders.




Over the last 2 weeks, how often have you been bothered by the following problem?
Feeling tired or having little energy
Not at all
Several days


Beating The Worry Bug



QHS

Robust Q3 2025 Year-Over-Year Revenue Growth, Expanded Gross Profit, and Strengthened Operating Metrics



Most Recent Quarter
Q3 2024
Q3 2025
800000
600000
400000
200000
0
Revenue
Gross Profit
Operating Income
Net Income
Cash & Cash Equivalents



Annual Performance
YTD 2024
YTD 2025
2000000
1500000
1000000
500000
0
-500000
Revenue
Gross Profit
Operating Expenses
Net Income/Loss

Corporate Presentation – December 2025

QHS

Financial Highlights – Third Quarter Ended September 30, 2025

- **Revenue:** $737,066, an increase of 35% compared to $544,285 for Q3 2024.
- **Gross profit:** $493,631, up 35% from $365,133 in the prior year quarter, reflecting a gross margin of 67%.
- **Operating income:** $96,251 versus $89,090 in Q3 2024.
- **Net income:** $33,411, compared to net income of $49,765 in Q3 2024.
- **Cash and cash equivalents:** $158,391 at September 30, 2025, steady versus $157,168 at December 31, 2024.

Year-to-Date Highlights (First Nine Months of 2025)

- **Revenue:** $1.99 million, up 32% from $1.51 million for the first nine months of 2024.
- **Gross profit:** $1.32 million (66% gross margin) versus $0.95 million (63% margin) a year ago.
- **Operating expenses:** $1.23 million versus $0.81 million in 2024, driven by continued investment in product development and market expansion.
- **Net loss:** ($99,156) versus net income of $28,350 for the same period last year.
- **Interest on repurchased convertible notes:** Notes eliminate more than $200,000 in annualized interest expense.

QHSLAB

Highly-Profitable Business Model

Our scalable and straightforward business model enables providers to deliver better care while generating additional revenue. **Here's how our key revenue streams break down:**

Allergy Diagnostic Kits:
$100 per test → **$12,000 annually per provider**

Immunotherapy Treatments:
$500 per patient annually → **$10,000 per provider**

Digital Health Tools:
$20–$40 per patient → **$12,000–$25,000 annually per provider**



Total Revenue Potential:

A single provider using our full suite of solutions can generate $30,000–$50,000 annually for QHSLab. In the medium–term scaling this across 250–300 providers translates to **$10M+ in annual revenue.**

QHSLAB

Leveraging Our Strengths & Competitive Advantages

Product Profile:
Exclusive product line featuring FDA-cleared diagnostic equipment, widely accepted by Medicare and private insurance providers.

Advanced Technology Platform:
The QHSLab Expert System efficiently processes large volumes of data with exceptional accuracy and precision. It is highly scalable, supporting unlimited simultaneous user sessions without performance loss.

Compelling Business Model:
Empowers medical practitioners to retain patients within their care by offering services through medical assistants, reducing the need for specialist referrals. This approach generates additional revenue with minimal disruption to existing workflows.

Comprehensive Applications and Industry Expertise:
New product development is guided by a deep understanding of customer needs, ensuring tailored and innovative solutions.

Experienced Leadership and Advisory Team:
A well-rounded team with extensive medical technology and business development expertise offers a synergistic approach to innovation and growth.


PHQ-GAD16 Health Assessment Report

QHSLAB

Vision and Execution: Transforming Primary Care

Our Dedication:
To revolutionize patient care through well-integrated programs not only sets new industry standards but also positively impacts the overall well-being of patients.

Our Mission:
To improve the quality of life for individuals and populations by utilizing physician-directed digital medicine, point-of-care solutions, and innovative preventive health technologies while enabling our physician clients to improve the health of their practices.

Execution:
- **On Target - Scale to 300+ practices**, **targeting $10M+** annual revenue.
- Expand sales efforts and accelerate market adoption.

2025 Milestones:
- **Q1**: Launch new interactive reimbursable programs and establish partnerships.
- **Q2/3**: Roll out behavioral health center(s) via licensing, Expand salesforce
- **Q4**: Scale operations and onboard practices.


PHQ-GAD16 Health Assessment Report

The Problem: Primary care gaps are failing millions of patients, driving untreated conditions and worsening outcomes.

Doctor Lack Time and Tools:
18 minutes* per patient visit —too short for comprehensive care. 40%** of mental health issues and 50% of allergy symptoms go undiagnosed. *(***Source:** Annals of Family Medicine (2021, **Source: ****Source:** National Alliance on Mental Illness (NAMI); American College of Allergy, Asthma & Immunology (ACAAI).*

Patients Are Underserved:
75% of office visits are tied to stress, allergies, or lifestyle factors, yet these issues are poorly addressed.

Lifestyle Factors:
Approximately 40% of primary care office visits are for chronic illnesses in which psychosocial factors play a significant role in etiology and disease progression.

Reimbursement Challenges:
Reimbursement rates for primary care have dropped 30% in the last decade.

Specialist Shortages:
Fewer than 3,000 allergists in the U.S. can't meet growing patient demand.

Mental Health Concerns:
Between 2006 and 2018, the number of visits during which primary care physicians managed mental health concerns increased by 50%, from about 11% of visits to about 16%.

The True Cost of Gaps in Primary Care:

Too Many Patients, Too Little Time leading to Overwhelmed Providers, Underserved Patients.

Untreated Conditions Escalate:
Millions of undiagnosed and poorly managed conditions lead to preventable complications and chronic illnesses.

Quality of Care Falls Short:
Even when patients receive care, rushed visits and limited insights result in suboptimal outcomes.

Rising Healthcare Costs:
Preventable hospitalizations and advanced treatments drive up patient costs and system costs.

Impact on Lives and Practices:
Patients suffer, providers burn out, and the system struggles to deliver effective, sustainable care.



With over 100,000 user cases studied, QHSLab, reduces the primary care gap. Moving from reactive to proactive, empowering doctors with the insights they need to deliver exceptional care.

QHSLAB

Intelligent Tools & Patient-Centric Health Care Technologies for Smarter Primary Care

Advanced Patient Engagement:
Interactive digital tools collect meaningful data from patients, uncovering hidden symptoms.

Data-Driven Insights:
Robust back-end organizes patient input into actionable insights for physicians.

Empowering Physicians:
Comprehensive reports reduce guesswork and enable evidence-based care.

Proven Financial Benefit:
Practices gain $10,000+ monthly in new reimbursements using QHSLab.



By engaging patients in a user-friendly, guided process outside the clinic, QHSLab unearths hidden conditions and connects the insights directly to the doctor.

QHSLAB

Transforming Patient Data into Clinical Insights and Better Health Outcomes


ASSESSMENT
Health Questionnaire
ASSESSMENT
IN PROGRESS
Allergy Baseline Assessment

Our Mission:

Improving quality of life through physician-directed digital health and innovative point-of-care solutions.

Our Goals:

- Enhance patient outcomes.
- Reduce clinical workload while enabling practitioners to care for more patients.
- Increase practice income via reimbursable services.

What We Offer:

QHSLab Digital Platform to streamline mental health screenings and allergy testing via SxSync™ and AllergiEnd® systems. Reimbursable assessments help doctors uncover hidden conditions and provide clinical insights for designing personalized treatments.

Why It Matters:

Close to 50% of patients with allergies also have mental health concerns, requiring integrated care for better outcomes.



10:59
QHSLAB
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QHSLAB

Empowering Providers and Patients with Intelligent, Reimbursable Solutions

What It Does:
A cloud-based software that engages patients, uncovers hidden conditions, and empowers physicians with actionable insights.

Why It Matters:
Improves clinical outcomes while increasing provider revenue through reimbursable services.

Key Features:
Comprehensive and Interactive: Tracks patient progress and provides tailored recommendations.

Seamless Integration: Easily fits into existing workflows with minimal IT effort.

Corporate Presentation – December 2025

QHSLAB

Integrating Mental Health & Allergic Disease Management

The Connection:
Allergies significantly impact mental health, work productivity, and overall well-being. Patients with allergies are more likely to experience depression and anxiety.

Key Insights:
Hay fever sufferers have a 1.6x higher chance of depression and 1.9x higher chance of anxiety. Timely diagnosis of allergy-associated mental health issues improves outcomes and quality of life.

Why It Matters:
Treating mental health alongside allergies can reduce costs, improve daily activities, and ease burdens on families and society.


EAR ALLERGY SYMPTOMS
Have you had any of the following ear symptoms in the past few months?
If you do not have any of these symptoms go to the next question.
Full, stuffed, or clogged
Painful
Ringing


9:41
App Store
QHSLAB
Q-Scale
Welcome to the Quality-of-Life Q-Scale assessment. To begin select Get Started below.
Estimated Time to Complete
12 min
Cardiology Center of Dr. Acula, PhD
James McPatient

QHSLAB

Q-Scale: Mental Health Insights for Better Care

What It Does:
The Q-Scale measures patients' quality of life across sleep, stress, anxiety, pain, and overall life satisfaction. Identifies high-risk mental health concerns for early intervention.

How It Works:
10-item questionnaire categorizes patients as 'at-risk' and directs them to further clinical evaluation. Results are summarized in a clear report for physicians, enabling focused and effective care.

Why It Matters:
Helps uncover hidden mental health risks, improving outcomes and increasing reimbursements for providers.

Aligns with CPT codes for reimbursable psychological assessments.

QHSLAB

The Demand for Mental Healthcare Grows

Adults with medical illnesses are more likely to experience depression, and those with depression **face a higher risk of chronic diseases**. Chronic conditions **affect 6 in 10** Americans, **driving $4.1 trillion in annual healthcare costs**. Mental health is as vital as physical health.



LIVING WITH A CHRONIC ILLNESS
LIVING WITH 2+ CHRONIC ILLNESSES
LIVING WITH A MENTAL HEALTH ISSUE



70%
69%
75%

Want care from their PCP for their depressive symptoms.

Want help with lifestyle factors such as physical activity, weight control, and stress management

Want help to improve their sleep and strategies to get a better night sleep from their PCP



10:23
assessment.dev.qhslab.com
Your Health Habit Scores
Stress Management
Extremely high
Vegetable Consumption (servings)
2 Moderate Risk
Fruit Consumption (servings)
0 High Risk
Exercise
I do not exercise but I am physically active.
Tobacco Use
Never smoked or chewed.
Alcohol Consumption
I drink about one drink per day.
Your overall health habits assessment score is High Risk: You have one or more health habits that put you at high risk.
DONE

Allergy: Key Products, Features and Proven Impact

Proven Impact: Serves a massive market: Over 150M Americans suffer from allergies, costing $16B annually in OTC and prescription treatments, by simplifying allergy care, QHSLab enables primary care providers to treat their patients, making care accessible, efficient, and profitable.

AllergiEnd® Diagnostic System

1. **Innovative and Needle-Free**: Safe, minimally invasive skin test applicators.
2. **Rapid Results**: 15–20 minutes for diagnosis.
3. **Revenue Potential**: Allows non-allergy specialists to expand services by maintaining ongoing patient relationships.

AllergiEnd® Immunotherapy

1. **Proactive Treatment**: Sublingual or subcutaneous immunotherapy desensitizes patients to allergens, preventing symptom progression.
2. **Improved Quality of Life**: Addresses the root cause of allergic disease, reducing reliance on costly treatments.



QHSLAB

Addressing Allergies and Mental Health


EAR ALLERGY SYMPTOMS
Have you had any of the following ear symptoms in the past few months?
If you do not have any of these symptoms go to the next question.
Full, stuffed, or clogged
Painful
Ringing

Enhanced Patient Care:
Integrating allergy testing and treatment with mental health programs in primary care enables comprehensive patient care, improving outcomes and well-being by addressing physical and mental health needs.

Streamlined Workflow:
Integrated allergy testing and mental health evaluation tools enhance efficiency by reducing referrals and ensuring a seamless patient journey from diagnosis to treatment.

New Revenue Stream:
Integrating these services generates new revenue streams for primary care practices. By enabling PCPs to treat patients suffering from allergies and mental health concerns, they can provide integrated solutions to enhance financial performance.

Patient Acquisition and Retention:
Primary care practices that adopt integrated allergy testing and mental health programs are recognized as innovative leaders in healthcare, boosting reputation and attracting patients seeking comprehensive care.

QHSLAB

Market Opportunity and Growth Potential

TAM (Total Addressable Market)

- **Mental Health Market**: $109B in 2023, projected to reach $167B by 2032.
- **Allergy Testing Market**: Rapid growth driven by increasing demand for in-office diagnostic solutions.

SAM (Serviceable Available Market)

- **Primary Care Physicians (PCPs)**: 527,000 active PCPs in the U.S., ~50% are independent practices.
- **Target Audience**: Independent PCPs seeking reimbursable, revenue-generating tools which enhance their practices.

SOM (Serviceable Obtainable Market)

- **Short-Term Goal**: $10M annual revenue by onboarding 300 practices.
- **Long-Term Potential**: Strategic investment enables scaling to a larger portion of the independent PCP market, driving exponential growth.



SOM: $50B
SOM ARR: $10B
Total Addressable Market: $250B

QHSLAB

Competitive Landscape: *QHSLab's Unique Position in Mental Health and Allergy Solutions*

Mental Health Assessments:

1. **Competitors**: Online tools like Kaiser Permanente's Mental Health Care Hub, and standalone platforms such as BetterHelp and Talkspace.
2. **Challenges for Competitors**:
   1. Lack of integration with primary care workflows.
   2. Often direct-to-consumer, bypassing provider revenue generation.
   3. Do not enhance the economics of PCPs.
3. **QHSLab Advantage**:
   1. Fully reimbursable mental health assessments tailored for primary care use.
   2. Creates additional revenue streams for physicians while supporting patient care.
   3. Seamlessly integrates mental health into routine practice.

Allergy Testing and Immunotherapy:

1. **Competitors**: Larger allergy specialists' groups and laboratories like Quest Diagnostics and LabCorp, or established allergy immunotherapy companies.
2. **Challenges with Competitors**:
   1. Require specialist referrals, creating barriers to care.
   2. Delays in results and treatments due to lab-based testing.
   3. Do not synergize with mental healthcare.

QHSLAB

QHSLab's: Unique Differentiators

Comprehensive Suite: Combines mental health and allergy solutions in one platform, streamlining care for primary practices.

Reimbursable Tools: Services align with CPT codes, ensuring seamless insurance reimbursement.

Accessibility: Makes high-quality diagnostics and treatments available to primary care providers, reducing the need for specialist referrals.

Revenue-Focused: QHSLab uniquely positions itself to enhance practice profitability while improving patient outcomes.

Scalability: Proven products and market-ready solutions enable rapid adoption with minimal provider workflow disruptions.


ASSESSMENT
Health Questionnaire
ASSESSMENT
IN PROGRESS
Allergy Baseline Assessment

KEY TAKEAWAY FOR INVESTORS:
QHSLab doesn't compete on price alone; it leads by **unlocking new revenue opportunities for primary care providers**, addressing a gap that many competitors overlook. With this dual-market approach, QHSLab positions itself to dominate a high-demand space while ensuring patient outcomes improve across the board.

QHSLAB

Addressing Challenges: *Building a Stronger Future Acknowledging the Past*

Growth has been slower due to a deliberate focus on achieving product-market fit and navigating financial constraints, including managing convertible debt.

Current Readiness
QHSLab's products are now **clinically validated, market-ready**, and fully aligned with reimbursement frameworks, ensuring seamless adoption by healthcare providers.

The Path Ahead
With these foundations in place, QHSLab is positioned to scale rapidly, delivering significant value to providers, patients, and investors.



QHSLAB

Path Forward: Unlocking Growth with Strategic Investment

With a clear foundation in place, new investments will directly accelerate QHSLab's growth by addressing key priorities:

Riase $1m in Equity: Free up cash flow to invest in scaling operations and expanding our reach.

Expand Sales Force: Add five strategically located sales representatives in high-potential regions such as Texas, and the Northeast to drive practice adoption.

Accelerate Market Launch: Fast-track the go-to-market strategy for new and enhanced digital medicine tools launching in early 2026, ensuring a strong initial market presence and rapid adoption.

Enhance Scalability: Invest in infrastructure and resources to support the onboarding of 250–300 providers, targeting $10M+ annual revenue.

By focusing on these strategic initiatives, QHSLab is poised to shift gears and capitalize on its significant market opportunity, delivering immediate and long-term returns for investors.

QHSLAB

Benefits to Doctors That Drive QHSLab's Revenue


10
8
6
4
2
0
Annual Revenue ($M)
50
150
300
Number of Physicians

Empowering Physicians, Driving Revenue
Nearly 50% of primary care physicians (~250,000) are independent, handling over 52% of all physician office visits.

Innovative Solutions
QHSLab's solutions provide innovative tools that integrate seamlessly into workflows, generating additional revenue with minimal changes.

Realistic Revenue Potential
A solo primary care doctor can generate the Company **$30k–$50k annually** with our solutions and also boost their practice income by 15–25%.

Ability to Scale:
Just 250–300 providers translates to **$10M+ annual revenue** for QHSLab.

QHSLAB

Positioned for Growth In a Changing Healthcare Landscape



Allergy Care Gap:
60 million Americans suffer from allergic disorders, with fewer than 3,000 practicing allergists. Demand for allergy services is expected to rise by 35%, while the number of allergists is declining.

Telemedicine Adoption:
COVID-19 accelerated virtual care adoption, with 31% of doctors planning to use remote patient monitoring.

Aging Population:
Digital health tools address rising needs for nutrition, fitness, and mental health care in an aging population.

QHSLAB

Operational Excellence that Driving Growth and Visibility



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athenahealth

Expanding Recurring Revenue:
Growing adoption of point-of-care and digital medicine services to boost revenue per client and exploring partnerships with MSOs, IPAs, and distributors to scale operations. ***Integration with electronic health records systems strengthens capabilities.***

Enhancing Industry Visibility:
Increasing presence through medical conferences, webinars, and university collaborations.

Proven Impact:
QHSLab's tools improve allergy, anxiety and depression scores, enhancing patient care and increasing provider reimbursements.

QHSLAB

Expanding Our Presence and Thought Leadership



A clinical perspective on the bidirectional relationship between mental & physical health
QHSLab
QHSLAB
PHYSICIAN SEMINAR
"Mens Sana In Corpore Sano":
A Clinical Perspective on The Bidirectional Relationship Between
Mental and Physical Health
vimeo



Hear from Your Peers Webinar Replay
QHSLab
QHSLAB
FROM THE PHYSICIAN
How the QHSLab Digital Medicine Tools
Transformed This Doctor's Practice
vimeo



Allergy Diagnostics &
Allergen Immunotherapy Workshop
Join the University of Miami's Miller School of Medicine Faculty and AllergiEnd™ Medical Advisory Board Members for an online, live CME workshop that will combine instruction from expert board certified allergists and ENT specialists, as well as billing and compliance guidance for your practice.
EARN UP TO 10 CME HOURS™ AND A CERTIFICATE OF COMPLETION
LIVE VIRTUAL CONFERENCE
Saturday, June 26, 2021
LESSONS DELIVERED BY LEADING ALLERGY EXPERTS

Corporate Presentation – December 2025

QHSLAB

Executive Leadership Team



TROY GROGAN, PRESIDENT AND CEO

He brings a wealth of expertise as a medical device manufacturer and the founder of a successful workplace wellness company. He was formerly appointed by the Minister of Health to oversee one of Australia's largest health systems in Sydney. Troy's contributions extend further as he co-developed various University-affiliated continuing medical education programs, benefiting physicians and healthcare providers alike.



JEREMY JACOB, CHIEF TECHNOLOGY OFFICER

With over two decades of experience, Jeremy has honed his technical expertise in crafting cutting-edge solutions centered around scalable cloud technology. He has an impressive track record of designing and launching innovative software products, such as personal finance management mobile apps, catering to users worldwide. Jeremy's talents extend to building a cloud-based asset management system, revolutionizing how businesses handle their valuable resources.



CYNDI COLE CONTROLLER

As a Controller, she boasts over 25 years of invaluable corporate finance expertise, from small domestic companies to multinational corporations. Cindy's career began with Deloitte & Touche, where she honed her skills as an auditor. Later, she excelled as a public company controller, showcasing her proficiency in managing financial operations at the highest level.



MARCOS SANCHEZ-GONZALEZ, MD, PHD, VP OF MEDICAL AND SCIENTIFIC AFFAIRS

Dr. Sanchez-Gonzalez brings nearly 20 years of combined experience in academia and industry, with expertise spanning exercise physiology, cardiovascular health, drug and device development, and medical education. He has played a pivotal role in developing products for scientific research and clinical applications. As a leader in health services administration and a proponent of AI-driven healthcare solutions, Dr. Sanchez-Gonzalez continues to drive innovation to optimize healthcare delivery and improve patient outcomes.



JESUS DAVILA, CORPORATE VP, BUSINESS DEVELOPMENT

With over 20 years of medical insurance and physician network expertise, Jesus has become a driving force in the industry. He played a pivotal role in the national development of a medical device manufacturer, guiding it from start-up to a remarkable milestone of over 500 family medicine recurring-revenue physician customers and spearheading business development efforts for WellCare Health Plans, an esteemed Medicare sales organization.



ELIZABETH GARNER, CUSTOMER RELATIONS & OPERATIONS MANAGER

Elizabeth excels in customer relations and operations management within the medical tech industry. Her extensive experience with leading software-as-a-service (SaaS) platforms has positioned her as a vital asset in deploying and optimizing company systems. Dedicated to driving success and fostering strong client relationships, Elizabeth's expertise is instrumental in maintaining high satisfaction and operational excellence.



DANIEL ROSOL, SENIOR ACCOUNT MANAGER

With a focus on medical device sales for the past six years, Dan has excelled in understanding complex healthcare systems and delivering innovative solutions. Beyond sales, he is dedicated to advancing medical knowledge and improving patient outcomes, holding certifications in Allergy Diagnostics and Immunotherapy from the University of Miami and the Dade County Medical Association.

General Inquiries
hello@qhslab.com

Investor Relations
ir@usaqcorp.com

QHSLab, Inc.
901 Northpoint Parkway Suite 302, West Palm Beach, FL 33407
www.qhslab.com

Corporate Presentation – December 2025